Intermost Corporation and Subsidiaries
                   Summary of Pro Forma Financial Information

Pursuant to the Share Transfer Agreement signed on March 31, 2004 by and between the Company, its wholly-owned subsidiary, IMOT Information Technology (Shenzhen) Ltd. ("IMOT Technology"), Shenzhen Golden Anke Technology Ltd., a limited liability company established in China ("Shenzhen Golden Anke"), two of Shenzhen Golden Anke's shareholders, Tu Guoshen and Li Zhiquan, the negotiated purchase price was RMB26,827,200 ($3,240,000), payable in the form of 12,000,000 shares of the Company's common stock valued at $0.27 per share. The $0.27 per share valuation was determined by applying an approximate 20% discount to the average closing price of the Company's common stock for the period from January 20, 2004 to March 19, 2004 of $0.336. The consideration for the transaction was determined in arm's-length negotiations among the parties, who are unrelated to each other.

On August 10, 2004, after receiving all required government approvals to complete the transaction, the Company acquired the 51% equity interest in Shenzhen Golden Anke from two of Shenzhen Golden Anke's shareholders, Tu Guoshen and Li Zhiquan, pursuant to a Share Transfer Agreement. The Company issued 12,000,000 shares of common stock to the selling shareholders on August 10, 2004.

The pro forma condensed consolidated financial information presented herein is based on management's estimate of the effects of the acquisition by Intermost of the 51% equity interest in Shenzhen Golden Anke had such transaction occurred on the dates indicated herein, based on certain assumptions that Intermost believes are reasonable under the circumstances. The pro forma condensed consolidated statements of operations for the years ended June 30, 2003 and June 30, 2004, and the pro forma condensed consolidated balance sheets as of June 30, 2003 and June 30, 2004 are unaudited, but in the opinion of management, include all adjustments, including normal recurring adjustments, necessary for a fair presentation of the financial position and results of operations as of and for the periods presented.

The pro forma condensed consolidated statements of operations for the years ended June 30, 2003 and June 30, 2004 give effect to the acquisition by Intermost of the 51% equity interest in Shenzhen Golden Anke as if the acquisition had occurred at the beginning of each such period. The pro forma condensed consolidated balance sheets as of June 30, 2003 and June 30, 2004 give effect to the acquisition by Intermost of the 51% interest in Shenzhen Golden Anke as if the acquisition had occurred at each such date.

The pro forma condensed consolidated statements of operations for the years ended June 30, 2003 and June 30, 2004, and the condensed consolidated balance sheets as of June 30, 2003 and June 30, 2004, are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the acquisition described above been consummated as of the dates indicated, or that may be achieved in the future.

INTERMOST CORPORATION AND ITS SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                             June 30, 2003
                                                                 --------------------------------------
                                                                       RMB                   US$
ASSETS
Cash and cash equivalents                                              1,200,001               144,927
Accounts receivable, net                                               1,392,119               168,130
Deposits, prepayments and receivables                                  1,564,834               188,990
Inventories                                                              367,522                44,387

                                                                 ----------------      ----------------
TOTAL CURRENT ASSETS                                                   4,524,476               546,434

Property and equipment, net                                            1,356,056               163,775
Goodwill, at cost                                                     25,503,651             3,080,151
Intangible assets                                                      5,643,625               681,597
Computer software held for sale                                          879,750               106,250

                                                                 ----------------      ----------------
TOTAL ASSETS                                                          37,907,558             4,578,207
                                                                 ================      ================

CURRENT LIABILITIES
Accruals and other payables                                            2,556,994               308,816
Accounts payables                                                      2,958,920               357,358
Business tax payable                                                      23,493                 2,837
Deposits from customers                                                  472,664                57,085
Deferred revenue                                                         286,000                34,541
Due to a director                                                        422,871                51,071
                                                                 ----------------      ----------------
TOTAL CURRENT LIABILITIES                                              6,720,942               811,708

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST                                                        651,288                78,658
                                                                 ----------------      ----------------

SHAREHOLDER'S EQUITY
Share Capital                                                            482,314                58,250
Reserved and to be issued                                                 31,630                 3,820
Additional paid-in capital                                            97,362,913            11,758,806
Accumulated deficit                                                 (67,310,633)           (8,129,304)
Accumulated other comprehensive loss                                    (30,896)               (3,731)
                                                                 ----------------      ----------------
TOTAL SHAREHOLDER'S EQUITY                                            30,535,328             3,687,841

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                            37,907,558             4,578,207
                                                                 ================      ================

INTERMOST CORPORATION AND ITS SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                             June 30, 2003
                                                                 --------------------------------------
                                                                       RMB                   US$

Net sales                                                              3,716,939               448,905
Cost of services                                                     (3,054,924)             (368,952)
                                                                 ----------------      ----------------

GROSS PROFIT                                                             662,015                79,953

Selling, general and administrative expenses                         (9,384,901)           (1,133,442)
Loss on disposal of fixed assets                                        (51,784)               (6,254)
Amortisation on intangible assets                                              0                     0
Impairment of fixed assets                                           (1,360,000)             (164,251)
Write-back of welfare provision                                          738,578                89,200
                                                                 ----------------      ----------------

LOSS FROM OPERATION                                                  (9,396,092)           (1,134,794)

Interest income                                                            2,166                   262
Other income                                                             173,394                20,941
                                                                 ----------------      ----------------

LOSS BEFORE INCOME TAXES                                             (9,220,532)           (1,113,591)

Income taxes                                                                   0                     0
                                                                 ----------------      ----------------

LOSS BEFORE MINORITY INTERESTS                                       (9,220,532)           (1,113,591)

Minority interests                                                       174,296                21,050
                                                                 ----------------      ----------------

NET LOSS                                                             (9,046,236)           (1,092,541)
                                                                 ================      ================

INTERMOST CORPORATION AND ITS SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                             June 30, 2004
                                                                 --------------------------------------
                                                                       RMB                   US$
ASSETS
Cash and cash equivalents                                              2,013,630               243,192
Accounts receivable, net                                               3,052,336               368,640
Deposits, prepayments and receivables                                 13,503,799             1,630,894
Inventories                                                              139,479                16,845
                                                                 ----------------      ----------------

TOTAL CURRENT ASSETS                                                  18,709,244             2,259,571


Investment in associated company                                      21,646,308             2,614,289
Property and equipment, net                                              365,400                44,130
Goodwill, at cost                                                     21,000,185             2,536,254
Intangible assets                                                      5,643,625               681,597
                                                                 ----------------      ----------------

TOTAL ASSETS                                                          67,364,762             8,135,841
                                                                 ================      ================

CURRENT LIABILITIES
Accruals and other payables                                            1,996,472               241,120
Accounts payables                                                      3,117,252               376,480
Business tax payable                                                      38,489                 4,648
Deposits from customers                                                  421,051                50,852
Deferred revenue                                                         286,357                34,584
Due to a director                                                        148,283                17,909
                                                                 ----------------      ----------------
TOTAL CURRENT LIABILITIES                                              6,007,904               725,593

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST                                                      5,505,663               664,935
                                                                 ----------------      ----------------

SHAREHOLDER'S EQUITY
Share Capital                                                            654,298                79,021
Reserved and to be issued                                                  1,656                   200
Additional paid-in capital                                           129,249,621            15,609,857
Accumulated deficit                                                 (74,023,484)           (8,940,034)
Accumulated other comprehensive loss                                    (30,896)               (3,731)
                                                                 ----------------      ----------------
TOTAL SHAREHOLDER'S EQUITY                                            55,851,195             6,745,313

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                            67,364,762             8,135,841
                                                                 ================      ================

INTERMOST CORPORATION AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

                                                                             June 30, 2004
                                                                 --------------------------------------
                                                                       RMB                   US$
Net sales                                                             15,444,178             1,865,239
Cost of services                                                    (12,327,836)           (1,488,869)
                                                                 ----------------      ----------------

GROSS PROFIT                                                           3,116,342               376,370

Selling, general and administrative expenses                        (10,368,637)           (1,252,251)
Gain on disposal of fixed assets                                          44,345                 5,356
Amortisation on intangible assets                                              0                     0
Impairment of software licsense                                        (258,750)              (31,250)

                                                                 ----------------      ----------------

LOSS FROM OPERATION                                                  (7,466,700)             (901,775)

Interest income                                                           14,941                 1,804
Other income                                                            (20,699)               (2,500)
                                                                 ----------------      ----------------

LOSS BEFORE INCOME TAXES                                             (7,472,458)             (902,471)

Income taxes                                                            (56,860)               (6,867)
                                                                 ----------------      ----------------

LOSS BEFORE MINORITY INTERESTS                                       (7,529,318)             (909,338)

Minority interests                                                     (357,842)              (43,218)
                                                                 ----------------      ----------------

LOSS BEFORE EQUITY IN EARNINGS OF AN ASSOCIATED COMPANY              (7,887,160)             (952,556)

Equity in earnings of an associated company                            1,174,308               141,825

                                                                 ----------------      ----------------

NET LOSS                                                             (6,712,852)             (810,731)
                                                                 ================      ================